-------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
           PRUDENTIAL SECURITIES SECURED FINANCING CORP. (DEPOSITOR)
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C1
                          $1,018,589,000 (APPROXIMATE)
-------------------------------------------------------------------------------

The information included herein is provided solely by Prudential Securities Incorporated ("PSI") and CIBC Oppenheimer Corp. ("CIBCOPCO") as Underwriters for the Prudential Securities Secured Financing Corp. Series 1998-C1 transaction. The analysis in this report is accurate to the best of the Underwriters' knowledge and is based on information provided by National Realty Funding, L.C. ("NRF"), Prudential Mortgage Capital Company, LLC ("PMCC"), CIBC Oppenheimer Corp. ("CIBCOPCO") and a third party real estate financial services company, collectively known as the "Originators." Underwriters make no representations as to the accuracy of such information. All opinions and conclusions in this report reflect Underwriters' judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments or commercial mortgage loans. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Underwriters do not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Underwriters (or any of their affiliates) or their officers, directors, analysts or employees may have positions in securities, or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, or derivative instruments. In addition, Underwriters may make a market in the securities referred to herein, but are not obligated to do so. Finally, Underwriters have not addressed the legal, accounting and tax implications of the analysis with respect to you and the Underwriters strongly urge you to seek advice from your counsel, accountant and tax advisor.

Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, or derivative instruments mentioned herein.










THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           1           CIBC OPPENHEIMER CORP.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
           PRUDENTIAL SECURITIES SECURED FINANCING CORP. (DEPOSITOR)
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C1
                          $1,018,589,000 (APPROXIMATE)
-------------------------------------------------------------------------------

APPROXIMATE SECURITIES STRUCTURE
--------------------------------

                            Approx.      Expected
            Expected      Face/Notional   Credit       Weighted     Principal
             Rating          Amount       Support      Average      Payment
 Class    (Moody's/S&P)     ($000's)    (% of UPB)      Life(a)     Window(a)
-------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
A-1A1        Aaa/AAA          75,000        28.75        2.311     9/98-11/02
A-1A2        Aaa/AAA          73,548        28.75        5.129    11/02-10/04
A-1A3        Aaa/AAA         110,000        28.75        7.922     10/04-9/07
A-1B         Aaa/AAA         384,826        28.75        9.503      9/07-7/08
A-2MF        Aaa/AAA         176,673        28.75        9.565      4/05-7/08
B            Aa2/AA           57,548        23.75        9.900      7/08-7/08
C             A2/A            63,303        18.25       11.067      7/08-5/10
D           Baa2/BBB          60,426        13.00       13.155      5/10-1/13
E           Baa3/BBB-         17,265        11.50       14.400      1/13-1/13

PRIVATELY PLACED CLASSES
A-EC        Aaa/AAAr       1,150,953        28.75
F            Ba1/BB+          25,897         9.25       14.414      1/13-2/13
G           NR(b)/BB+         28,774         6.75       14.538      2/13-4/13
H            Ba2/BB            8,633         6.00       14.650      4/13-4/13
J            Ba3/NR           11,510         5.00       14.685      4/13-5/13
K           NR(b)/B+          17,265         3.50       14.836      5/13-9/13
L           B2/NR(b)          14,387         2.25       16.070      9/13-9/15
M           B3/NR(b)           8,633         1.50       18.266     9/15-12/17
N-1        NR(b)/NR(b)        17,265         0.00       19.501     12/17-7/18
N-2        NR(b)/NR(b)        17,265         0.00       19.501     12/17-7/18

     Total Securities:
-------------------------------------------------------------------------------

(a)   Calculated at 0% CPR and no balloon or ARD extensions.
(b)   Rating not obtained by Depositor from such Rating Agency.

COLLATERAL FACTS:
-----------------
Cut-Off Date Balance:                                           $1,150,953,450
Number of Mortgage Loans:                                                  256
Average Cut-Off Date Balance:                                       $4,495,912
Weighted Average Mortgage Interest Rate:                                 7.42%
Weighted Average Original Amortization Term (months):                    322.7
Weighted Average DSCR:                                                   1.41x
Weighted Average LTV Ratio:                                             72.18%
Weighted Average Balloon/ARD LTV Ratio:                                 56.69%
Weighted Average Remaining Term to Maturity/ARD (months):                132.3

                                          NUMBER OF
  PROPERTY                 CUT-OFF        MORTGAGE    PERCENT BY    WTD. AVG.
    TYPE                   BALANCE       PROPERTIES     BALANCE       DSCR
-------------------------------------------------------------------------------
           Multifamily   287,347,536         64          24.97         1.40
     Retail - Anchored   196,419,338         32          17.07         1.40
                Office   192,027,500         53          16.68         1.35
   Retail - Unanchored   122,276,346         49          10.62         1.39
            Industrial    80,505,010         28           6.99         1.34
                 Hotel    75,783,825         17           6.58         1.56
Retail - Single Tenant    56,870,053         20           4.94         1.31
             Mixed Use    34,718,715         10           3.02         1.37
       Assisted Living    27,158,978          5           2.36         1.59
             Warehouse    25,276,838          9           2.20         1.39
                 Other    52,569,311         16           4.57         1.66
-------------------------------------------------------------------------------
Total                 $1,150,953,450        303         100.00         1.41

                                NUMBER OF       % OF
  COLLATERAL       CUT-OFF       MORTGAGE     CUT-OFF        WTD.     WTD.AVG.
 CONTRIBUTORS      BALANCE        LOANS     BALANCE AVG.     DSCR      COUPON
-------------------------------------------------------------------------------
       NRF        $576,441,697      145         50.08        1.43       7.38
      PMCC         368,823,327       71         32.05        1.36       7.17
      CIBC         181,446,213       29         15.76        1.43       7.92
     Other          24,242,213       11          2.11        1.46       8.63
-------------------------------------------------------------------------------
     Total      $1,150,953,450      256        100.00        1.41       7.42

KEY FEATURES:
-------------
Lead Manager &        Prudential Securities Incorporated ("PSI")
  Placement Agent:

Co-Lead Manager &     CIBC Oppenheimer Corp. ("CIBCOPCO")
  Placement Agent:

Mortgage Loan         National Realty Finance L.C. ("NRFinance")
  Sellers:            Prudential  Mortgage  Capital  Funding,   LLC
                      ("PMCF") CIBC Inc. ("CIBC")

Transferor:           Prudential Securities Credit Corp. ("PSCC")

Master Servicer:      National  Realty  Funding,  L.C.,  a Missouri
                      limited liability company.

Special Servicer:     National  Realty  Funding,  L.C.,  a Missouri
                      limited liability company.

Trustee: The Chase Manhattan Bank, a New York Banking Corporation with its principal offices in New York, New York. The Trustee will be obligated to make any principal and interest advances required to be made in the event that the Master Servicer or Special Servicer defaults in its performance of its obligation to make such advances.

Pricing Date:         On or about August 12, 1998

Settlement Date:      On or about August 21, 1998

Cut-Off Date:         August 1, 1998

Determination Date:   The 11th of each month, or if the 11th is not a Business
                      Day, the Business Day immediately following the 11th day.

Distribution          Date: The 15th of each month, or if the 15th day is not a
                      Business Day, the Business Day immediately following the 15th day. But in no event shall it be earlier than four
                      Business Days after the Determination Date.

First Pay Date:       September 17, 1998

ERISA Eligible:       A-1A1, A-1A2, A-1A3, A-1B, A-2MF, & A-EC

Structure:            See "Structural Overview" herein

Interest Accrual      Calendar month preceding distribution
  Period:

Day Count:            30/360

Tax Treatment:        REMIC

Rated Final
  Distribution Date:  July 15, 2028

Clean-up Call:        1%

Minimum               The Offered Certificates will be issued in minimum
  Denominations:      denominations of $50,000.00 and multiples of $1.00 in
                      excess thereof.

Pricing Assumption:   With the exception of two loans totaling $9.024 million,
                      which are assumed to prepay immediately after their respective lockout periods, each loan will be assumed to pay as scheduled to its respective maturity or Anticipated Repayment Date.

                       SIGNIFICANT STATE CONCENTRATIONS

                       CUT-OFF         # OF       % BY        WTD. AVG.
     STATE             BALANCE      PROPERTIES   BALANCE         DSC
-------------------------------------------------------------------------------
  California        $176,102,682        43        15.30          1.38
       Texas         138,726,765        47        12.05          1.36
        Ohio          77,893,701        27         6.77          1.37
    New York          70,717,153        16         6.14          1.33
     Florida          65,197,219        16         5.66          1.34
    Illinois          56,742,069        10         4.93          1.55
    Virginia          48,850,998         6         4.24          1.44
  New Jersey          44,446,678        18         3.86          1.42
Pennsylvania          38,380,408        12         3.33          1.38
     Arizona          37,226,245         6         3.24          1.26
-------------------------------------------------------------------------------


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           2           CIBC OPPENHEIMER CORP.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             TRANSACTION HIGHLIGHTS
-------------------------------------------------------------------------------

o   Diversification

    o    256 loans secured by 303 properties Top 5 loans only 10% of

    o    pool; Top 10 only 17%

    o    California 15%, Texas 12%, no other state > 7%; 37 states in

    o total Balloon/ARD distribution features only 53% in 2008, and no other year more than 16%

o Underwriting: 1.41x DSCR, 72% LTV, 57% Balloon/ARD LTV (27 year Weighted Average Original Amortization Term)

o National Realty Finance L.C., the largest collateral contributor, will be purchasing the non-rated and "B3" rated securities

-------------------------------------------------------------------------------------------------------------------------------
                                                  GENERAL POOL CHARACTERISTICS
-------------------------------------------------------------------------------------------------------------------------------
Number of Loans:                                  256      Weighted Avg. Stated Rem. Term to Maturity/ARD:               132.28

Number of Properties:                             303      Stated Rem Term Range:                             51.000 -  239.000

Aggregate Unpaid Principal Balance:    $1,150,953,450      Weighted Avg. Rem. Amortization Term:                         317.52

Aggregate Original Principal Balance:  $1,156,821,524      Rem Amortization Term Range:                       107.000 - 360.000

Weighted Average Gross Coupon:                  7.42%      Weighted Average Age (First Pay thru Last Pay):                 5.14

Gross Coupon Range:                   6.72% -   9.72%      Age Range:                                          0.000 -   14.000

Weighted Average Net Coupon:                    7.35%      Weighted Average Original Term to Maturity/ARD:               137.42

Net Coupon Range:                         6.67%-9.67%      Original Term Range:                               59.000 -  240.000

Average Unpaid Principal Balance:          $4,495,912      Weighted Average Original Amortization Term:                  322.66

Average Original Principal Balance:        $4,518,834      Original Amortization Term Range:                  114.000 - 360.000

Maximum Unpaid Principal Balance:         $30,380,396      Weighted Average Original LTV:                                  72.2

Minimum Unpaid Principal Balance:            $631,769      Original LTV Range:                                11.300% - 94.900%

Maximum Original Principal Balance:       $30,550,000      Weighted Average Balloon/ARD LTV:                               56.7

Minimum Original Principal Balance:          $635,000      Balloon/ARD LTV Range:                             11.300% - 70.200%

                                                           Weighted Average Debt Service Coverage Ratio:                   1.41

                                                           Debt Service Coverage Ratio Range:                  1.000 -    2.570

-------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

o The Mortgage Pool will be comprised of two Loan Groups: Group 1 (Cut-off principal balance of $943,452,384) and Group 2 (Cut-off principal balance of $207, 501,066)

    o Group 2 will be comprised of the multifamily loans whose balloon dates or anticipated repayment dates are less than or equal to 10 years.

    o    Group 1 will be comprised of the remainder of the loans in the trust.

    o The Class A-2MF will be entitled to receive all unscheduled principal payments and balloon payments from the Group 2 loans; regularly scheduled monthly principal payments from the Group 2 loans will be paid on a straight sequential basis (i.e., A-1A1, A-1A2, A-1A3, A-1B, A-2MF, etc.).

    o All principal collections from the Group 1 loans will be distributed on a straight sequential basis

    o If all classes other than classes A-1A1, A-1A2, A-1A3, A-1B, A-2MF have been reduced to zero, principal will be allocated to Class A-1A1, A-1A2, A-1A3, A-1B, A-2MF on a pro-rata basis.

o Each of the Classes (other than Classes A-1A1, A-1A2, A-1A3, A-1B, A-2MF, and A-EC) will be subordinate to earlier alphabetically lettered classes. Realized Losses and Appraisal Reductions will be allocated in reverse alphabetical order to such Classes with certificate balances, and then pro-rata to Classes A-1A1, A-1A2, A-1A3, A-1B, A-2MF.

o   All Classes will pay interest on a 30/360 basis.

o Shortfalls resulting from servicer modifications or special servicer compensation will be allocated in reverse alphabetical order to Classes with certificate balances.

o The initial Special Servicer will be National Realty Funding, L.C. The Special Servicer will be responsible for servicing loans that, in general, are in default or are in imminent default, and for administering REO properties. The Special Servicer may modify such loans, if among other things, such modifications, in the sole good faith of the Special Servicer, increase the recovery to Certificateholders on an estimated net present value basis. The Special Servicer, as agent for the trust and all Certificateholders is responsible for all collections, modifications and extensions for defaulted loans or REO properties.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           3           CIBC OPPENHEIMER CORP.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       CALL PROTECTION TABLE
-----------------------------------------------------------------------------------------------------------------------------------

                                   Aug-98    Aug-99    Aug-00    Aug-01    Aug-02    Aug-03    Aug-04    Aug-05    Aug-06    Aug-07
-----------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                 54.10%    54.20%    36.50%    35.50%    32.10%    21.70%    20.90%    21.20%    21.20%    11.70%
Greater of Yield Maintenance
or Percentage Premium of:
     5.00% of greater              25.7      25.7      25.6      25.5      25.8      25.5      25.4      25.9      12.4      10.0
     4.00% to 4.99%                 0.3       0.3       0.3       0.3       0.3       0.0       0.0       0.0       0.1       0.0
     3.00% to 3.99%                 9.7       9.7       9.7       9.6       9.3       9.4       8.9       8.7       4.6       3.6
     2.00% to 2.99%                 2.5       2.5       2.5       2.6       2.8       2.3       2.0       2.0       0.5       0.3
     1.00% to 1.99%                 7.5       7.5      24.3      25.4      27.4      38.7      39.1      40.0      38.3      30.5
     0.00% to 0.99%                 0.1       0.1       0.1       0.1       0.1       0.1       0.1       0.1       0.1       0.1
Total Yield Maintenance            45.9      45.8      62.6      63.6      65.7      76.0      75.4      76.7      56.0      44.4
Total of Yield Maintenance
and Lockout/Defeasance            100.0     100.0      99.1      99.1      97.8      97.7      96.3      98.0      77.3      56.1
Percentage Premium:
     5.00% of greater               0.0       0.0       0.0       0.0       0.0       0.3       0.0       0.1      11.5       1.1
     4.00% to 4.99%                 0.0       0.0       0.0       0.0       0.0       0.0       0.3       0.0       0.1       0.0
     3.00% to 3.99%                 0.0       0.0       0.9       0.0       0.0       0.0       0.0       0.5       3.2       0.7
     2.00% to 2.99%                 0.0       0.0       0.0       0.9       0.0       0.5       0.0       0.0       0.8       0.0
     1.00% to 1.99%                 0.0       0.0       0.0       0.0       0.9       1.4       1.5       1.5       5.2       0.4
Total Percentage Premium            0.0       0.0       0.9       0.9       0.9       2.3       1.8       2.0      20.7       2.2
Open (no Call Protection)           0.0       0.0       0.0       0.0       1.2       0.0       1.9       0.0       2.0      41.7
Total All Categories              100.0     100.0     100.0     100.0     100.0     100.0     100.0     100.0     100.0     100.0
Current Pool SPB ($ millions)    1151.0    1135.9    1119.6    1101.7    1082.4    1039.8    1017.7     967.3     942.1     891.4
Pool Factor                       100.0      98.7      97.3      95.7      94.0      90.3      88.4      84.0      81.9      77.4

                                   Aug-08    Aug-09    Aug-10    Aug-11    Aug-12    Aug-13    Aug-14    Aug-15    Aug-16    Aug-17
-----------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                  8.40%     8.60%     8.60%     8.30%     7.90%    21.20%    19.90%     6.80%     5.40%    3.20%
Greater of Yield Maintenance
or Percentage Premium of:
     5.00% of greater              20.3      21.0       5.2       3.2       1.7       3.0       3.3       0.0       0.0       0.0
     4.00% to 4.99%                 0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
     3.00% to 3.99%                 5.3       5.6       5.0       0.4       0.4       0.0       0.0       0.0       0.0       0.0
     2.00% to 2.99%                 0.6       0.6       0.0       0.0       0.0       0.0       0.0       0.0       0.0       0.0
     1.00% to 1.99%                36.4      38.4      30.4      24.9      23.5      26.8      28.8      34.1      35.7      37.2
     0.00% to 0.99%                 1.9       2.0       2.4       0.3       0.3       0.0       0.0       0.0       0.0       0.0
Total Yield Maintenance            64.4      67.6      43.0      28.9      25.9      29.8      32.0      34.1      35.7      37.2
Total of Yield Maintenance
and Lockout/Defeasance             72.9      76.2      51.6      37.3      33.8      51.0      51.9      40.9      41.1      40.3
Percentage Premium:
     5.00% of greater               5.8       0.2      19.6       1.7       2.9       3.0       0.0       3.9       0.0       0.0
     4.00% to 4.99%                 0.0       2.1       0.0      20.0       0.0      10.9       1.4       0.0       4.1       0.0
     3.00% to 3.99%                 6.1       3.3       7.7       9.4       6.1      18.9      32.4      26.8       0.0       0.0
     2.00% to 2.99%                 2.3       0.0       0.0       1.8       0.0       5.5       0.0      10.4       1.0       0.0
     1.00% to 1.99%                 5.2       2.2      16.7      22.0       1.4       5.8      11.4      11.5      29.3       0.0
Total Percentage Premium           19.3       7.8      44.0      55.0      10.4      44.1      45.2      52.6      34.5       0.0
Open (no Call Protection)           7.8      16.0       4.4       7.7      55.8       4.9       2.9       6.4      24.4      59.7
Total All Categories              100.0     100.0     100.0     100.0     100.0     100.0     100.0     100.0     100.0     100.0
Current Pool SPB ($ millions)     268.0     245.6     196.0     181.7     167.4      40.3      34.3      26.0      22.4      19.0
Pool Factor                        23.3      21.3      17.0      15.8      14.5       3.5       3.0       2.3       1.9       1.7


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           4           CIBC OPPENHEIMER CORP.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        ALLOCATION OF PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES
-------------------------------------------------------------------------------

Each Loan Group's collected Prepayment Premium and Yield Maintenance Charges are first allocated to Classes supported by such Loan Group (i.e. Class A-2MF for Loan Group 2 and all other Classes for Loan Group 1). In the event that either (a) collections for Loan Group 1 or scheduled principal collected for Loan Group 2 are distributed to Class A-2MF, or (b) unscheduled principal or Balloon/ARD payments for Loan Group 2 are distributed to Classes other than Class A-2MF, then collected Prepayment Premiums and Yield Maintenance Charges associated with such principal amounts will be allocated on a pro-rata basis to the related Classes receiving such distributions. Such a cross-over principal distribution will occur with respect to clause (a) above if the Class A-1B Certificate Balance has been reduced to zero before the Class A-2MF Certificate Balance has been reduced to zero or, with respect to clause (b) above, if the Class A-2MF Certificate Balance has been reduced to zero before all loans in Loan Group 2 have paid off.

These premiums and charges will be allocated between the Offered Certificates and the Class A-EC Certificates as follows:

         Yield Maintenance Charges:
         --------------------------

         o The amount of Yield Maintenance Charges allocated to the Class A-2MF Certificates as described above will be allocated between the Class A-2MF Certificates and the Class A-EC Certificates based on the Base Interest Fraction. The Yield Maintenance Charges allocated to the other Classes of Certificates as described above will be allocated as between such Classes of Certificates based on the product of (a) the principal distributed to each such Class as a percentage of the principal distributed to all such Classes, and (b) the Base Interest Fraction, with the remainder being distributed to the Class A-EC Certificates.

 -----------------------------------------------------------------------------
|    Base                      (Pass-Through Rate - Discount Rate)            |
|  Interest   =   ----------------------------------------------------------- |
|  Fraction       (Mortgage Rate - Discount Rate - Yield Maintenance Spread*) |
 -----------------------------------------------------------------------------

         * With the exception of two loans in the Trust, all yield maintenance spreads are based upon Treasuries flat. The two loans that calculate the related yield maintenance spread as Treasury plus a spread (aggregate principal cut-off balance totaling $9,024,309) are assumed to pay off immediately after their lock-out period for pricing purposes.

         o In general, this formula provides for an increase in the allocation of yield maintenance charges to the Offered Certificates then entitled to principal distribution relative to the Class A-EC Certificates as interest rates decrease, and a decrease in the allocation to such Classes as interest rates rise.

         Fixed Percentage Prepayment Premiums:
         -------------------------------------

         o 75% of all Fixed Percentage Prepayment Premiums allocated to Classes of Certificates supported by either Loan Group will be allocated to the Class A-EC Certificates. The remaining 25% of the Fixed Percentage Prepayment Premiums allocated to Classes supported by such Loan Group will be allocated among such Classes based on the principal distributed to each such Class as a percentage of the principal distributed to all such Classes.

------------------------------------------------------------------------------------------------------------------------------
                                PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------
                                              PERCENT OF      WTD. AVG.                WEIGHTED
                                  NUMBER OF    INITIAL        MORTGAGE   WTD. AVG.     AVERAGE   WEIGHTED        SCHEDULED
                                  MORTGAGED      POOL         INTEREST   REMAINING     ORIGINAL   AVERAGE    PRINCIPAL BALANCE
PROPERTY TYPE                    PROPERTIES    BALANCE          RATE       TERM           LTV      DSCR     AS OF CUT-OFF DATE
------------------------------------------------------------------------------------------------------------------------------
Multifamily                           64         24.97%        7.158%      130.69         74.5     1.40          $287,347,536
Retail - Anchored                     32         17.07%        7.505%      128.78         72.6     1.40           196,419,338
Office                                53         16.68%        7.514%      134.50         73.0     1.35           192,027,500
Retail - Unanchored                   49         10.62%        7.509%      123.00         71.5     1.39           122,276,346
Industrial                            28          6.99%        7.321%      127.31         67.8     1.34            80,505,010
Hotel                                 17          6.58%        7.717%      134.79         67.9     1.56            75,783,825
Retail - Single Tenant                20          4.94%        7.638%      166.12         74.4     1.31            56,870,053
Mixed Use                             10          3.02%        7.814%      141.60         67.1     1.37            34,718,715
Assisted Living                        5          2.36%        7.444%      151.90         74.1     1.59            27,158,978
Warehouse                              9          2.20%        7.216%      123.69         72.6     1.39            25,276,838
Nursing Home                           4          1.37%        7.399%      139.73         68.5     2.14            15,765,735
Retail-Shadow Anchored                 4          1.23%        7.657%      116.65         74.1     1.33            14,130,214
Office/Industrial                      3          0.89%        7.256%      115.82         69.4     1.35            10,251,604
Mobile Home Park                       4          0.88%        7.033%      114.09         63.9     1.72            10,151,136
Self-Storage                           1          0.20%        7.570%      113.00         74.2     1.43             2,270,622
                              ------------------------------------------------------------------------------------------------
            Total                    303        100.00%        7.424%      132.28         72.2      1.41       $1,150,953,450
                                     ===        ======         =====       ======         ====      ====       ==============


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           5           CIBC OPPENHEIMER CORP.
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                  GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------------------

                         NUMBER OF   PERCENT OF        WTD. AVG.     WTD. AVG.      WEIGHTED                  SCHEDULED PRINCIPAL
                         MORTGAGED  INITIAL POOL       MORTGAGE     REMAINING       AVERAGE        WEIGHTED      BALANCE AS OF
STATE                   PROPERTIES    BALANCE        INTEREST RATE    TERM       ORIGINAL LTV    AVERAGE DSCR     CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------------
California                   43        15.30%           7.246%       129.98          72.8            1.38         $176,102,682
Texas                        47        12.05%           7.485%       146.33          70.3            1.36          138,726,765
Ohio                         27         6.77%           7.301%       133.83          70.2            1.37           77,893,701
New York                     16         6.14%           7.537%       137.04          73.1            1.33           70,717,153
Florida                      16         5.66%           7.340%       116.10          75.3            1.34           65,197,219
Illinois                     10         4.93%           7.304%       149.67          75.5            1.55           56,742,069
Virginia                      6         4.24%           7.231%       143.95          71.5            1.44           48,850,998
New Jersey                   18         3.86%           7.719%       127.49          73.5            1.42           44,446,678
Pennsylvania                 12         3.33%           7.340%       127.11          75.4            1.38           38,380,408
Arizona                       6         3.24%           7.925%       111.95          74.7            1.26           37,266,245
Connecticut                   5         2.82%           7.287%       127.30          76.6            1.44           32,413,508
Georgia                       6         2.79%           7.548%       122.39          69.6            1.58           32,125,535
Maryland                      6         2.53%           7.363%       125.92          68.3            1.52           29,151,615
Missouri                     10         2.52%           7.396%       138.99          73.0            1.38           28,993,082
Kentucky                      5         2.35%           7.553%        82.70          65.2            1.63           27,028,691
Nevada                        8         2.23%           7.329%       145.67          72.9            1.48           25,695,518
Washington                    5         2.11%           7.460%       158.41          71.4            1.55           24,322,656
Massachusetts                 4         1.79%           7.608%       112.97          74.0            1.27           20,610,873
Colorado                      5         1.53%           7.258%       126.17          69.2            1.38           17,577,819
Kansas                        4         1.49%           7.262%       123.65          68.6            1.38           17,199,642
Maine                         3         1.22%           7.310%       119.00          75.1            1.53           14,032,014
North Carolina                3         1.21%           7.326%       131.01          66.6            1.43           13,945,993
Michigan                      4         1.19%           7.347%       149.98          75.4            1.42           13,676,174
Tennessee                     4         1.15%           8.110%       114.33          69.0            1.46           13,195,581
Idaho                         3         1.13%           7.611%       111.85          72.2            1.30           12,979,055
Minnesota                     4         0.96%           7.763%        92.26          67.5            1.33           11,025,769
Alabama                       2         0.86%           7.282%       117.99          78.2            1.39            9,931,437
Oklahoma                      5         0.76%           7.582%       171.78          72.1            1.28            8,803,725
Nebraska                      2         0.76%           7.917%       115.94          74.2            1.39            8,725,620
Wisconsin                     2         0.57%           7.797%       113.40          73.1            1.56            6,520,331
Oregon                        3         0.56%           7.489%       156.46          70.1            1.33            6,404,707
Rhode Island                  2         0.54%           7.495%       234.00          72.9            1.33            6,271,556
New Hampshire                 1         0.48%           7.310%       176.00          51.4            1.83            5,473,911
New Mexico                    2         0.35%           7.574%       177.03          74.6            1.40            3,991,437
South Carolina                2         0.32%           7.665%       121.95          73.0            1.38            3,683,625
Louisiana                     1         0.15%           8.130%       111.00          74.6            1.42            1,708,197
Mississippi                   1         0.10%           7.080%       114.00          81.0            1.40            1,141,465
                      -----------------------------------------------------------------------------------------------------------
      Total                 303       100.00%           7.424%       132.28          72.2            1.41       $1,150,953,450
                            ===       ======            =====        ======          ====            ====       ==============

---------------------------------------------------------------------------------------------------------------------------------
                                                        PAYMENT TYPES
---------------------------------------------------------------------------------------------------------------------------------
                                    PERCENT OF         WTD. AVG.   WTD. AVG.       WEIGHTED                   SCHEDULED PRINCIPAL
                        NUMBER OF  INITIAL POOL        MORTGAGE    REMAINING       AVERAGE        WEIGHTED       BALANCE AS OF
PAYMENT TYPES             LOANS       BALANCE       INTEREST RATE    TERM        ORIGINAL LTV    AVERAGE DSCR    CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing             19         4.19%           7.510%      199.28           69.3            1.35          $48,168,576
Balloon                     190        69.90%           7.348%      135.84           71.9            1.42          804,474,529
ARD                          47        25.92%           7.615%      111.87           73.4            1.39          298,310,345
                      -----------------------------------------------------------------------------------------------------------
      Total                 256       100.00%           7.424%      132.28           72.2            1.41       $1,150,953,450
                            ===       ======            =====       ======           ====            ====       ==============


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           6           CIBC OPPENHEIMER CORP.
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                     BALLOON / ARD LTV RANGE (BALLOON / ARD LOANS ONLY)
----------------------------------------------------------------------------------------------------------------------------------
                                     PERCENT OF       WTD. AVG.    WTD. AVG.       WEIGHTED                    SCHEDULED PRINCIPAL
BALLOON/ARD              NUMBER OF  INITIAL POOL      MORTGAGE     REMAINING        AVERAGE        WEIGHTED       BALANCE AS OF
LTV RANGE                  LOANS       BALANCE      INTEREST RATE    TERM        ORIGINAL LTV    AVERAGE DSCR     CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                 2         0.74%           7.313%      164.44           59.8            1.22           $8,552,642
20.01 - 25.00                 1         0.08%           7.630%      236.00           63.3            1.37              945,717
25.01 - 30.00                10         3.53%           7.174%      203.11           77.4            1.30           40,598,676
30.01 - 35.00                 8         2.05%           7.479%      163.42           58.6            1.52           23,613,671
35.01 - 40.00                 5         1.83%           7.409%      162.48           66.3            1.34           21,021,365
40.01 - 45.00                18         4.74%           7.499%      165.44           66.4            1.48           54,552,651
45.01 - 50.00                31         8.71%           7.642%      142.61           67.3            1.65          100,197,108
50.01 - 55.00                27        10.06%           7.482%      138.31           68.9            1.45          115,831,344
55.01 - 60.00                55        22.26%           7.361%      121.76           71.5            1.40          256,205,240
60.01 - 65.00                43        18.67%           7.379%      114.98           73.6            1.38          214,884,143
65.01 - 70.00                36        22.90%           7.421%      113.56           78.0            1.34          263,587,805
70.01 - 75.00                 1         0.24%           7.230%      117.00           80.0            1.28            2,794,512
                      ------------------------------------------------------------------------------------------------------------
      Total                 237        95.81%           7.420%      129.35           72.3            1.41       $1,102,784,874
                            ===        =====            =====       ======           ====            ====       ==============

----------------------------------------------------------------------------------------------------------------------------------
                                                 DEBT SERVICE COVERAGE RATIO
----------------------------------------------------------------------------------------------------------------------------------
                                     PERCENT OF       WTD. AVG.    WTD. AVG.       WEIGHTED                    SCHEDULED PRINCIPAL
                         NUMBER OF  INITIAL POOL      MORTGAGE     REMAINING        AVERAGE        WEIGHTED       BALANCE AS OF
RANGE OF DSCR              LOANS       BALANCE      INTEREST RATE    TERM        ORIGINAL LTV    AVERAGE DSCR     CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.05                   3         1.81%           6.949%       172.61          89.9            1.02          $20,866,172
1.16 - 1.20                   2         1.61%           8.575%       132.32          73.2            1.18           18,501,777
1.21 - 1.25                  11         3.58%           7.439%       138.55          75.8            1.24           41,215,956
1.26 - 1.30                  49        19.82%           7.372%       131.48          74.7            1.28          228,165,139
1.31 - 1.35                  49        22.39%           7.320%       124.46          72.2            1.33          257,741,834
1.36 - 1.40                  37        11.90%           7.428%       133.22          73.9            1.38          137,006,118
1.41 - 1.45                  32        11.87%           7.550%       138.41          73.9            1.43          136,576,495
1.46 - 1.50                  20         6.13%           7.655%       126.01          69.4            1.48           70,501,892
1.51 - 1.55                  17         6.97%           7.364%       135.98          71.7            1.53           80,272,381
1.56 - 1.60                   5         3.80%           7.381%       158.63          68.7            1.60           43,735,192
1.61 - 1.65                   8         2.02%           7.331%       121.83          65.2            1.62           23,281,172
1.66 - 1.70                   6         2.20%           7.181%       137.04          59.6            1.67           25,329,338
1.71 - 1.75                   5         1.30%           7.735%       122.89          63.6            1.73           15,000,815
1.76 - 1.80                   2         0.39%           9.406%       116.32          63.4            1.77            4,496,743
1.81 - 1.85                   4         2.50%           7.411%       113.51          61.5            1.82           28,810,690
1.91 - 1.95                   2         0.49%           6.886%       128.03          49.3            1.95            5,667,790
1.96 - 2.00                   1         0.12%           7.290%       119.00          50.9            1.96            1,398,917
2.11 - 2.15                   1         0.16%           7.080%       115.00          55.4            2.13            1,788,900
2.41 - 2.45                   1         0.87%           7.280%       141.00          68.5            2.42            9,964,362
Greater than 2.50             1         0.05%           6.720%       114.00          52.9            2.57              631,769
                      ------------------------------------------------------------------------------------------------------------
      Total                 256      100.00%            7.424%       132.28          72.2            1.41       $1,150,953,450
                            ===      ======             =====        ======          ====            ====       ==============


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           7           CIBC OPPENHEIMER CORP.
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   MORTGAGE INTEREST RATES
----------------------------------------------------------------------------------------------------------------------------------
                                     PERCENT OF       WTD. AVG.    WTD. AVG.       WEIGHTED                    SCHEDULED PRINCIPAL
                         NUMBER OF  INITIAL POOL      MORTGAGE     REMAINING        AVERAGE        WEIGHTED       BALANCE AS OF
COUPON RANGE               LOANS       BALANCE      INTEREST RATE    TERM        ORIGINAL LTV    AVERAGE DSCR     CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                 2        0.43%            6.720        114.00          52.6            2.03           $4,974,556
6.751 - 7.000                16        8.73%            6.916        140.37          75.8            1.39          100,479,094
7.001 - 7.250                67       32.21%            7.133        125.61          73.9            1.37          370,735,847
7.251 - 7.500                86       34.04%            7.394        141.25          70.8            1.44          391,757,909
7.501 - 7.750                35        8.47%            7.607        141.30          71.5            1.40           97,468,182
7.751 - 8.000                19        5.35%            7.878        131.02          71.6            1.34           61,533,556
8.001 - 8.250                10        5.59%            8.118        112.49          72.4            1.43           64,381,219
8.251 - 8.500                 7        1.82%            8.419        104.10          68.2            1.42           20,902,988
8.501 - 8.750                 3        0.73%            8.682        109.81          64.0            1.45            8,373,294
8.751 - 9.000                 8        1.30%            8.944        124.80          64.1            1.52           14,954,306
9.001 - 9.250                 1        0.14%            9.100        109.00          65.0            1.38            1,597,550
9.251 - 9.500                 1        0.98%            9.270        106.00          73.4            1.18           11,232,461
9.501 - 9.750                 1        0.22%            9.720        106.00          65.0            1.77            2,562,489
                      ------------------------------------------------------------------------------------------------------------
      Total                 256      100.00%            7.424        132.28          72.2            1.41       $1,150,953,450
                            ===      =======            =====        ======          ====            ====       ==============

-------------------------------------------------------------------------------
                            MORTGAGE POOL HIGHLIGHTS
-------------------------------------------------------------------------------

         AIP PORTFOLIO. The AIP Portfolio consists of nine Mortgage Loans with an aggregate Scheduled Principal Balance as of the Cut-off Date of $30.4 million (2.6% of the Initial Pool Balance) and an aggregate LTV of 66.2%, which were underwritten at a 1.31:1 weighted average DSCR. Eight of the nine related Mortgaged Properties (office and industrial centers) are located in the Dallas/Fort Worth Metroplex area, and the ninth is located in the Houston metropolitan area. The related borrower is AIP-SWAG Operating Partnership, L.P., an operating partnership of American Industrial Properties REIT.
Occupancy: 81.71% as of 6/30/98. Major Tenant: TM Century.

         2355 DULLES CORNER. The 2355 Dulles Corner Mortgage Loan has a Scheduled Principal Balance as of the Cut-off Date of $24.1 million loan (2.1% of the Initial Pool Balance), and an LTV of 74.8%, and was underwritten at a 1.35:1 DSCR. This Mortgage Loan is secured by a seven-story 184,395 square foot office building (178,815 square feet of net rentable space) and a 4 story parking garage with 715 parking spaces in Herndon, Virginia. The borrowers are MJV, LLC and 2355 Associates, L.P., as tenants in common, and are newly created single purpose entities. MJV, LLC owns a 75.7% interest in the property. 2355 Associates, LP owns a 24.3% interest in the property. The property is fully leased to five tenants, including AT&T Corp. who occupies 94% of the building pursuant to a lease that is co-terminus to the loan term and who owns a 99% limited partnership interest in 2355 Associates, L.P. All rental income from the property flow through a lock box account controlled by the lender. In addition to the first mortgage loan, PMCC will fund a $4.31 million Mezzanine Loan subordinate to the first lien secured by partnership and membership interests in the Mortgage Loan borrowers. This Mezzanine loan will fully amortize in the 10 year term of the Mortgage Loan, with a residual equity kicker of $3,250,000 due at maturity. Occupancy: 99.5% as of 6/23/98.

         IVOR BRAKA PORTFOLIO. The Ivor Braka portfolio consists of eighteen Mortgage Loans with an aggregate Scheduled Principal Balance as of the Cut-off Date of $23.8 million (2.07% of the Initial Pool Balance) and an LTV of 77.5%, and were underwritten at a 1.43:1 weighted average DSCR. The borrowers are five single-purpose entities, each of which is under the control of Ivor Braka. The Braka Loans are secured by fee mortgages encumbering eighteen properties. Six of the related Mortgaged Properties are Office Properties; four are Office/Industrial Properties; seven are Retail Properties and one is an Office/Retail Property. Thirteen of the related Mortgaged Properties are located in New Jersey; three are located in Texas; one is located in New York; and one is located is in Wisconsin. One of the related Borrowers owns ten of these Mortgaged Properties; one of the related borrowers owns five of these Mortgaged Properties; and the remaining three borrowers each owns one of these Mortgaged Properties. All of the Braka Loans are cross-collateralized and cross-defaulted. Occupancy: 85.5% as of 5/31/98. Major Tenants: Kohl's.

         FIRSTPLUS FINANCIAL HQ. The FirstPlus Financial HQ Mortgage Loan has a Scheduled Principal Balance as of the Cut-off Date of $22.8 million (1.98% of the Initial Pool Balance) and a 69.1% LTV, and was underwritten at 1.60:1 DSCR. The FirstPlus Financial HQ Mortgage Loan is secured by a 242,000 square foot Class "A" office building located in Dallas, Texas. The related borrower is an affiliate of Lexington Corporate Properties, a publicly traded real estate investment trust. The related Mortgaged Property is subject to a 15 year net lease between the borrower and the sole tenant, FirstPlus Financial Group. FirstPlus Financial Group acquired the property in early 1996, and entered into a sale leaseback transaction with the borrower later in the year at a total price of $32.5 million. The lease is absolute net and provides for 10% escalations in the 5th and 10th year. FirstPlus has posted a $3,223,584 Bank One letter of credit as a security deposit for the lease, which has been assigned as additional collateral for the loan. In the event of a tenant breach, the letter of credit maybe called by the lender and utilized for debt service, operating expenses and re-leasing costs. Provided that there are no uncured defaults under the lease, at the earlier of five years or at the time that FirstPlus achieves a "BBB-" rating from S&P the letter of credit will be released. Occupancy: 100% as of 12/24/97. Major Tenant: FirstPlus Financial Group, Inc.

         OLD ORCHARD APARTMENTS. The Old Orchard Apartments Mortgage Loan has a Scheduled Principal Balance as of the Cut-off Date of $19.5 million (1.7% of the Initial Pool Balance) and an 79.7% LTV, and was underwritten at 1.30:1 DSCR. The borrower is a single-purpose, bankruptcy-remote limited partnership. The general partner of the borrower is owned entirely by the M.H. Podell Trust which owns interests in


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           8           CIBC OPPENHEIMER CORP.
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

several properties developed through the M.H. Podell Company. The related Mortgaged Property is a 220-unit garden style apartment complex consisting of 19 two-story apartment buildings located in Santa Clara, California. Occupancy:
98.6% as of 4/13/98.

         THE HOLIDAY INN PORTFOLIO. The Holiday Inn Portfolio consists of four Mortgage Loans with an aggregate Scheduled Principal Balance as of the Cut-off Date of $19.4 million loan portfolio (1.7% of Initial Pool Balance) and a 72.9% LTV, and was underwritten at 1.50:1 weighted average DSCR. The borrowers in each case are newly-created single purpose entities, the primary stockholders of each being Larry Mahaney and his son, Kevin Mahaney. The Holiday Inn Portfolio is secured by four hotel properties, one of which is located in Ellsworth, Maine, two of which are located in Bangor, Maine, and the fourth of which is located in Charlottesville, Virginia. The four Mortgages are cross-collateralized and cross-defaulted.

         PEBBLEBROOK APARTMENTS. The Pebblebrook Apartments Mortgage Loan has a Scheduled Principal Balance as of the Cut-off Date of $16.4 million loan (1.43 % of Initial Pool Balance) and a 79.1% LTV, and was underwritten at a 1.55:1 DSCR. The Pebblebrook Apartments Mortgage Loan is secured by a 486 unit apartment complex located in New Britain, Connecticut. Occupancy: 96.7% as of 2/25/98.

         HOME DEPOT. The Home Depot Mortgage Loan has a Scheduled Principal Balance as of the Cut-off Date of $15.0 million (1.3% of Initial Pool Balance) and a 94.8% LTV, and was underwritten at a 1.03:1 DSCR. The borrower is HD-TB L.L.C. (the "HD Borrower"), a newly created single purpose entity, the managing member of which (TB-Broadview, Inc.) is also a newly created single purpose entity with one independent director. The sponsors of the borrower are John E. Shaffer, E. Thomas Collins, Jr. and Richard E. Hulina, each principals of Hiffman Shaffer Associates, Inc. The Home Depot Mortgage Loan is secured by a 135,351 square foot retail, single tenant store, together with a 28,474 square foot outdoor garden center and 665 parking spaces located in the Village of Broadview, Cook County, Illinois. The property is fully net leased to Home Depot U.S.A., Inc. ("HD USA"), a Delaware corporation and such lease has been collaterally assigned to PMCC as additional collateral for this Mortgage Loan. The obligations of the Home Depot lease are guaranteed by The Home Depot, Inc. a Delaware corporation rated "AA-" by S&P.

The HD Lease provides HD USA with termination and abatement rights directly arising from certain condemnations of a material portion of the Home Depot
Premises: however, the Mortgage Loan has the benefit of a noncancelable credit lease enhancement insurance policy issued by Chubb Insurance (AAA rating). The Home Depot Lease ("HD Lease) provides HD USA with termination and abatement rights arising from the HD Borrower's default relating to its obligations under the HD Lease to perform required structural maintenance with respect to the Home Depot premises in the event of the occurrence of certain changes of applicable law, as more fully set forth in the HD Lease; however, the HD Guarantors have indemnified the holder of this Mortgage Loan from an against any such loss or liability. The loan also has as a residual value insurance policy for $4,530,000 with RVI services, which is rated "A" by S&P.

         TOWNE MALL. The Towne Mall Mortgage Loan has a Scheduled Principal Balance as of the Cut-off Date of $14.4 million (1.2% of the Initial Pool Balance) and a 61.2% LTV, and was underwritten at 1.81:1 DSCR. The related borrower, Towne Mall, L.L.C., is a single-purpose limited liability company. The managing member of the Towne Mall Borrower, Ivanhoe Wilmorite Towne, Inc., is also a single-purpose corporation. The Towne Mall Mortgage Loan is secured by a fee simple mortgage encumbering a 350,000 square foot anchored retail property located in Elizabethtown, Kentucky. The related anchor tenants are J.C. Penney, Sears, and Proffitt's. Occupancy: 85.6% at 11/30/97.

         THE ABERFELDY PORTFOLIO. The Aberfeldy Portfolio consists of four Mortgage Loans having an aggregate Scheduled Principal Balance as of the Cut-off Date of $39,898,489.60 (3.47% of the Initial Pool Balance) and a 68.9% LTV, and was underwritten at 1.26:1 DSCR. The three related borrowers are single-purpose entity limited partnerships, each with a separate sole general partner that is a single-purpose entity limited liability company as to which Aberfeldy Limited Partnership, a Texas limited partnership, is a common limited partner. One of the Mortgage Loans in the Aberfeldy Portfolio (Loan #13), was made to Aberfeldy III, LP. The Loan is secured by seven Mortgaged Properties, and having a Scheduled Principal Balance as of the Cut-off Date of $14.4 million (1.2% of Initial Pool Balance) is the tenth largest loan in the Trust Fund. The related Mortgaged Properties are primarily located in the Dallas/Ft. Worth area. The second Mortgage Loan in the Aberfeldy Portfolio (Loan #20) was made to Aberfeldy IV, LP and is secured by four Mortgaged Properties primarily located in the Dallas/Ft. Worth area. The third Mortgage Loan in the Aberfeldy Portfolio (Loan #19) was also made to Aberfeldy IV, LP, and is secured by a second mortgage on one of the four Mortgage Properties described in the prior sentence which is leased to the General Services Administration. The fourth of the Mortgage Loans in the Aberfeldy Portfolio (Loan #16) was made to Aberfeldy I, LP, and is secured by nine properties primarily located in the Dallas/Ft. Worth area. The Mortgage Loans made to these three borrowers are not cross-collateralized or cross-defaulted with respect to the Mortgage Loans made to either of the other borrowers. Occupancy: 97.0% at 12/31/97.

Each of the Aberfeldy borrowers is a single-purpose entity limited partnership whose sole general partners are single-purpose entity limited liability companies. The Aberfeldy borrowers have a common limited partner, Aberfeldy Limited Partnership, a Texas limited partnership. Each of the Aberfeldy borrowers and their general partners and their limited partner (each an "Aberfeldy Entity") agreed to traditional separateness covenants in connection with their business, organizational, and financial operating procedures. A nonconsolidation opinion was obtained from counsel to the Aberfeldy borrowers in connection with the Aberfeldy Mortgage Loans in the Aberfeldy Portfolio, which states that subject to various assumptions, qualifications, and conditions set forth in the opinion, if any Aberfeldy Entity were to become a debtor under the United States Bankruptcy Code, a court in such a case would not order the substantive consolidation of such debtor with any other Aberfeldy Entity and would not hold that the property of any other Aberfeldy Entity, constitutes property of the bankruptcy estate of such debtor pursuant to
Section 541 of the Bankruptcy Code on the basis of the doctrine of piercing the corporate veil or the doctrine of substantive consolidation.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES INCORPORATED           9           CIBC OPPENHEIMER CORP.
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